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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


       Date of Report (Date of Earliest Event Reported): February 13, 2001


                             THE GRAND UNION COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



             0-26602                                    22-1518276
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     (Commission File Number)              (I.R.S. Employer Identification No.)


201 WILLOWBROOK BOULEVARD
WAYNE, NEW JERSEY                                                    07470
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(Address of Principal Executive offices)                           (Zip Code)


                                 (973) 890-6000
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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NY2:\1016530\01\LSCY01!.DOC\50318.0009

ITEM 5.  OTHER EVENTS

         On February 13, 2001, The Grand Union Company (the "Company"), which filed a voluntary chapter 11 petition in the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") on October 3, 2000, filed with the Bankruptcy Court unaudited (i) statements of cash flows and operations for (A) the 12 day and 28 day periods ended October 14, 2000, (B) the 36 day and 28 day periods ended November 11, 2000, (C) the 64 day and 28 day periods ended December 9, 2000 and (D) the 92 day and 28 day periods ended January 6, 2001 and
(ii) balance sheets and statements of accounts receivable reconciliation and aging as at October 2, 2000, October 14, 2000, November 11, 2000, December 9, 2000 and January 6, 2001 ((i) and (ii) collectively, the "Monthly Operating Reports"). A Copy of the Monthly Operating Reports is furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.                    Exhibit
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  99.1                         Monthly Operating Reports.










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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 THE GRAND UNION COMPANY

Date: February 22, 2001.                         By: /s/ Glenn J. Smith
                                                     --------------------------
                                                     Glenn J. Smith
                                                     Senior Vice President


















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
                                  EXHIBIT INDEX

Exhibit No.                    Exhibit
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   99.1                        Monthly Operating Reports.
















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